UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ______ October 25, 2005______________

_______________________________Hydromer, Inc.________________________________ (Exact name of registrant as specified in its chapter)

______New Jersey________ (State or other jurisdiction of incorporation)	_________0-10683_________ (Commission File Number)	_______22-2303576_______ (IRS Employer Identification No.)

__35 Industrial Parkway__ Branchburg, N.J._ (Address of principal executive offices)	_____________08876____________ (Zip Code)

Registrant's telephone number, including area code ___________(908) 722 - 5000__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act(17 CFR 240-13e-4(c))

Item 8.01. Other Events.

Press Release Announcing a Support Fee / Supply Agreement.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.12	Press Release issued October 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_______Hydromer, Inc._______ Registrant _______/s/ Robert Y. Lee_______
Date __October 25, 2005____	Robert Y. Lee Chief Financial Officer